                        ANNUAL REPORT SEPTEMBER 30, 1997

                                  OPPENHEIMER

                                  INTERMEDIATE
                                 MUNICIPAL FUND

                                    [PHOTO]

                            [OPPENHEIMERFUNDS LOGO]
                            THE RIGHT WAY TO INVEST

CONTENTS

 3       President's Letter

 4       Fund Performance

 6       An Interview with the Fund's Managers

 8       Statement of Investments

14       Statement of Assets &
         Liabilities

16       Statement of Operations

17       Statements of Changes in Net Assets

18       Financial Highlights

20       Notes to Financial Statements

25       Independent Auditors' Report

26       Federal Income Tax Information

27       Officers & Trustees

28       Information & Services


REPORT HIGHLIGHTS
------------------------------------------------------------------------------

- TOP QUARTILE RATING: According to Lipper Analytical Services, the Fund's Class A shares were ranked 7th out of 133 funds in its category for the one-year period ended September 30, 1997, affording it top quartile status.(2)

- 4 REASONS FOR SUCCESS: The Fund's strong performance during the past 12 months can be linked to four distinct factors:

1) an overweighting in slightly lower-quality credits, which added yield and appreciated in price more quickly than top-quality bonds during the period;

2) the qualification of several Triple-B rated bonds for insurance, which raised the creditworthiness of the bonds, thereby boosting their prices;

3) an overweighting in noncallable securities, which outperformed as bond prices rose; and

4) several credit-quality upgrades in the hospital sector.

AVG ANNUAL TOTAL RETURNS

For the 1-year period ended 9/30/97 without sales charges(1)

CLASS A
8.72%

CLASS B
7.88%

CLASS C
7.85%

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. IN REVIEWING PERFORMANCE AND RANKINGS, PLEASE REMEMBER THAT PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.

1. Includes changes in net asset value per share without deducting any sales charges. Such performance would have been lower if sales charges were taken into account.

2. Source: Lipper Analytical Services, 9/30/97. Oppenheimer Intermediate Municipal Fund was ranked 7 of 133 (1-year), 16 of 41 (5-year), and 1 of 20 funds (10-year)in its category for the periods ended 9/30/97. Oppenheimer Intermediate Municipal Fund is characterized by Lipper as an intermediate municipal debt fund. Lipper rankings are based on total return and do not take sales charges into account.





                   2 Oppenheimer Intermediate Municipal Fund

[PHOTO]

JAMES C. SWAIN
Chairman
Oppenheimer
Intermediate Municipal Fund

[PHOTO]

BRIDGET A. MACASKILL
President
Oppenheimer
Intermediate Municipal Fund


DEAR SHAREHOLDER,
------------------------------------------------------------------------------

As you are no doubt aware, during the end of October and early November many stock markets around the world recorded their all-time largest point declines, followed by subsequent gains and continued volatility, leaving investors uncertain about what would occur next.

    To put those events in focus, let's look at a "snapshot" of the two-week time period. Sharp declines in the overseas stock markets, particularly in Asia, triggered a series of sell-offs throughout Europe, Latin America and the United States. In response, the U.S. stock market, as measured by the Dow Jones Industrial Average, dropped 554 points on October 27, its largest point decline in history. However, almost as quickly, the U.S. stock market bounced back over the succeeding few days, regaining nearly all of its losses.

    While no one could have predicted the timing or extent of these fluctuations, many analysts, including our fund managers here at OppenheimerFunds, had warned of a correction for several months. We believed that U.S. valuations were too high, stocks were expensive relative to bonds, recent corporate earnings were somewhat disappointing and that Federal Reserve Chairman Alan Greenspan could possibly seek a short-term interest rate hike.

    As a result, when October 27 arrived, our equity funds held above-average cash positions relative to many of our competitors. Not only did our higher cash levels serve as a protection, they also enabled us to buy the stocks of numerous excellent companies that were selling at more reasonable prices. In addition, our international and global funds were not as impacted because they weren't heavily invested in Southeast Asia and Japan. Finally, on the fixed-income side, our bond funds were generally characterized by longer-than-normal durations, which allowed us to lock in higher yields.

    In conclusion, many of our funds experienced relatively strong performance during the October-November market shake-ups. We'd like to take this opportunity to remind shareholders that stock market volatility is a normal and expected part of the business cycle. As Alan Greenspan suggested, in years to come this period will likely be remembered as a positive change for a market that was growing too quickly.

    For frequent market updates, please visit our website at WWW.OPPENHEIMERFUNDS.COM or call 1-800-835-3104 to listen to our recorded messages. In the meantime, thank you for your confidence in OppenheimerFunds, The Right Way to Invest. We look forward to helping you reach your investment goals in the future.


Sincerely,

/s/ JAMES C. SWAIN                /s/ BRIDGET A. MACASKILL

James C. Swain                    Bridget A. Macaskill
November 7, 1997





                   3 Oppenheimer Intermediate Municipal Fund

AVG ANNUAL TOTAL RETURNS
For the Period Ended 9/30/97(1)

CLASS A
1 year      5 year        10 year
4.91%       5.42%         8.15%

CLASS B
                          Since
1 year      5 year        Inception
3.88%       N/A           5.19%

CLASS C
                          Since
1 year      5 year        Inception
6.85%       N/A           4.63%

CUMULATIVE TOTAL RETURN
For the Period Ended 9/30/97(1)

CLASS A
5 year
30.19%      $13,019(4)

PERFORMANCE UPDATE
------------------------------------------------------------------------------

Oppenheimer Intermediate Municipal Fund performed very well during the past year. So well, that for the one-year period ended September 30, 1997, Lipper Analytical Services ranked the Fund's Class A shares seventh in its category of 133 funds.(2) During the same period, the Fund's Class A shares provided an average annual total return of 8.72%, without sales charges.(3)

                  GROWTH OF $10,000
                   Over five years
              (without sales charges)(4)

   Oppenheimer Intermediate      Lehman Brothers Municipal
Municipal Fund Class A shares            Bond Index
          10,000                            10,000
          10,156.1                          10,181.8
          10,467.7                          10,599.6
          10,677.2                          10,905.1
          11,003.3                          11,273.5
          11,133                            11,431.7
          10,614.9                          10,804.2
          10,731.5                          10,923.8
          10,789.2                          10,998.5
          10,643.7                          10,840.6
          11,167.6                          11,607
          11,415.2                          11,887.4
          11,738                            12,229.3
          12,071                            12,733.6
          12,065.9                          12,580
          12,145.3                          12,676.5
          12,375                            12,968.3
          12,683.9                          13,298.8
          12,730.4                          13,267.8
          13,083                            13,725.2
          13,457.3                          14,139.1


1. Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Class A returns include the current maximum initial sales charge of 3.50%. Class A shares were first publicly offered on 11/11/86. The Fund's maximum sales charge for Class A shares was higher prior to 2/1/92, so actual performance may have been lower. Class B returns include the applicable contingent deferred sales charge of 4% (1-year) and 2% (since inception on 9/11/95). Class C returns for the one-year result include the contingent deferred sales charge of 1%. Class C shares have an inception date of 12/1/93. An explanation of the different performance calculations is in the Fund's prospectus. Class B and C shares are subject to an annual 0.75% asset-based sales charge.



                   4 Oppenheimer Intermediate Municipal Fund

STANDARDIZED YIELDS(5)
For the 30 Days Ended 9/30/97

CLASS A
4.16%

CLASS B
3.56%

CLASS C
3.56%


CREDIT ALLOCATION(6)
- AAA          48.3%
- AA            1.5
- A            20.1
- BBB          18.5
- Not Rated    11.6

PORTFOLIO REVIEW
------------------------------------------------------------------------------

Oppenheimer Intermediate Municipal Fund is for investors looking for a source of income exempt from federal income taxes with less volatility than a long-term bond fund.

WHAT WE LOOK FOR

-  REDUCED INTEREST-RATE RISK.

-  Diversification across a WIDE RANGE OF MUNICIPAL SECURITIES.

-  Sectors and regions with high RELATIVE VALUE.

TEN LARGEST POSITIONS BY STATE(6)
 .......................................................
California          15.2%     Texas                6.3%
 .......................................................
New York            14.6      South Carolina       4.5
 .......................................................
Pennsylvania         8.7      Tennessee            3.8
 .......................................................
Michigan             8.0      Connecticut          3.8
 .......................................................
Illinois             7.7      U.S. Possessions     3.3
 .......................................................


2. Source: Lipper Analytical Services, 9/30/97. Oppenheimer Intermediate Municipal Fund was ranked 7 of 133 (1-year), 16 of 41 (5-year), and 1 of 20 (10-year) funds in its category for the periods ended 9/30/97. Oppenheimer Intermediate Municipal Fund is characterized by Lipper as an intermediate municipal debt fund. Lipper rankings are based on total return and do not take sales charges into account.

3. Includes changes in net asset value per share without deducting any sales charges. Such performance would have been lower if sales charges were taken into account.

4. Results of a hypothetical $10,000 investment in Class A shares on September 30, 1992. The Lehman Brothers Municipal Bond Index is an unmanaged broad-based index of investment grade municipal bonds, and cannot be purchased directly by investors.

5. Standardized yield is based on net investment income for the 30-day period ended 9/30/97. Falling net asset values will tend to artificially raise yields.

6. Portfolio data are as of 9/30/97, and are subject to change. Portfolio data are dollar-weighted based on total market value of investments. Securities rated by any rating organization are included in the equivalent Standard & Poor's rating category. Average credit quality and allocation include rated securities and those not rated by a national rating organization (currently 11.6% of total investments) but which the ratings given above have been assigned by the Manager for internal purposes as being comparable, in the Manager's judgment, to securities rated by a rating agency in the same category.





                   5 Oppenheimer Intermediate Municipal Fund

"LOWER-QUALITY BONDS APPRECIATED IN PRICE MORE RAPIDLY THAN TOP-QUALITY BONDS DURING THE PERIOD."

AN INTERVIEW WITH YOUR FUND'S MANAGERS
------------------------------------------------------------------------------

HOW HAS THE FUND PERFORMED DURING THE PAST YEAR?

Oppenheimer Intermediate Municipal Fund's Class A shares provided an average annual total return of 8.72%, without sales charges,(1) for the one-year period ended September 30, 1997.

WHAT FACTORS CONTRIBUTED TO THE FUND'S SUCCESS?

Four factors contributed to the Fund's success. The first factor was an overweighting in a diversified portfolio of slightly lower-quality credits, which added yield. Lower-rated municipal bonds pay higher interest to compensate holders for added risk. In addition, lower-quality bonds also appreciated in price more rapidly than top-quality bonds during the period.

      The second factor was the qualification of several Triple B-rated bonds for insurance. In the past few years, an increasing number of municipal bond issues have been backed by private insurance. This insurance raises the creditworthiness of the bond, boosting its price.

      The third factor was an overweighting in noncallable securities, which perform better than callable securities when interest rates are falling. And fourth, the portfolio was able to enjoy several credit-quality upgrades in the hospital sector, which represented 6% of the portfolio.

WHAT IS YOUR CURRENT STRATEGY?

We are keeping the portfolio's duration longer than the competition. Duration represents sensitivity to interest rates. A longer duration suggests that the portfolio is more sensitive to interest rate changes. This strategy reflects our view that interest rates are headed downward.

      Secondly, we continue to overweight the portfolio with noncallable bonds in the 10-15 year maturity range. In a period of falling interest rates, a noncallable bond is more valuable than a callable bond, if all other factors--like

1. Includes changes in net asset value per share without deducting any sales charges. Such performance would have been lower if sales charges were taken into account.





                   6 Oppenheimer Intermediate Municipal Fund

[PHOTO]

PORTFOLIO MANAGEMENT TEAM (L TO R)
Bob Patterson
Caryn Halbrecht (Fund Manager)
Jerry Webman

credit quality and maturity--are equal. If a bond is callable, then the issuer is likely to call the bonds in a period of falling interest rates in order to refinance debt at lower rates. The holder must reinvest the proceeds, also at lower rates. However, a noncallable bondholder is able to continue to hold the bond until maturity.

      Thirdly, we are replacing higher coupon bonds with lower coupon and zero coupon bonds. Zero coupon bonds are sold at a deep discount from their face value and rather than making periodic interest payments, the interest is paid upon maturity. In a period of falling interest rates, bonds with lower or zero interest payments outperform higher coupon bonds because of the power of compound interest. That is, zero-coupon bonds rise more rapidly in value than full-coupon bonds, because the bonds have locked in a particular rate of reinvestment that becomes more attractive the further rates fall.

WHAT IS YOUR OUTLOOK FOR THE FUND?

Our outlook is positive and we are positioned for further upside in bond prices. We believe that inflation will remain low, thus keeping long-term interest rates trending lower. In addition, the reduced supply of U.S. Treasury bonds is also a positive factor in keeping interest rates in check, as the federal government approaches a balanced budget and has less need for borrowing.

      However, our approach is active and we are constantly on the lookout for any contrasting signs in the market. We will react quickly to reduce the Fund's risk if conditions change.





                   7 Oppenheimer Intermediate Municipal Fund

STATEMENT OF INVESTMENTS September 30, 1997

                                                     RATINGS:
                                                     MOODY'S/
                                                     S&P/FITCH       FACE               MARKET VALUE
                                                     (UNAUDITED)     AMOUNT             SEE NOTE 1
===================================================================================================
MUNICIPAL BONDS AND NOTES 106.6%
---------------------------------------------------------------------------------------------------
ALASKA--1.0%
North Slope Borough, AK GOB, Series B,
FSA Insured, 7.50%, 6/30/01                          Aaa/AAA        $1,000,000          $ 1,111,650
---------------------------------------------------------------------------------------------------
CALIFORNIA--16.2%
Berkeley, CA HF RRB, Alta Bates Medical
Center, Series A, 6.50%, 12/1/11                     A2/A+           3,000,000            3,368,820
---------------------------------------------------------------------------------------------------
CA SCDAU Revenue COP, Cedars-Sinai
Medical Center, MBIA Insured, 6.50%, 8/1/12          Aaa/AAA         1,000,000            1,159,730
---------------------------------------------------------------------------------------------------
CA SCDAU Revenue Refunding COP,
Cedars-Sinai Medical Center, 5.40%, 11/1/15          A1/NR           4,000,000            3,900,680
---------------------------------------------------------------------------------------------------
Long Beach, CA Aquarium of the Pacific RB,
Series 1995-A, 5.75%, 7/1/05                         NR/BBB          1,500,000            1,579,320
---------------------------------------------------------------------------------------------------
Pomona, CA USD GORB, Series A,
MBIA Insured, 5.95%, 8/1/10                          Aaa/AAA         1,000,000            1,113,250
---------------------------------------------------------------------------------------------------
Riverside Cnty., CA Refunding COP, Air Force
Village West, Inc., Series A, 8.125%, 6/15/12        NR/NR           2,290,000            2,496,352
---------------------------------------------------------------------------------------------------
Sacramento, CA Cogeneration Authority RB,
Procter & Gamble Project, 6.375%, 7/1/10             NR/BBB-         1,100,000            1,199,220
---------------------------------------------------------------------------------------------------
San Joaquin Hills, CA Transportation Corridor
Agency Toll Road CAP RRB, Series A,
MBIA Insured, Zero Coupon, 5.25%, 1/15/11(1)         Aaa/AAA         5,450,000            2,754,648
                                                                                        -----------
                                                                                         17,572,020

---------------------------------------------------------------------------------------------------
COLORADO--1.5%
Denver, CO City & Cnty. Airport RB,
Series A, 7%, 11/15/99                               Baa2/BBB        1,000,000            1,053,580
---------------------------------------------------------------------------------------------------
Meridian Metropolitan District, CO GORB,
7.50%, 12/1/11                                       A3/NR             500,000              549,490
                                                                                        -----------
                                                                                          1,603,070

---------------------------------------------------------------------------------------------------
CONNECTICUT--4.1%
CT DAU RB, Mystic Marinelife Aquarium
Project, Series A, 6.875%, 12/1/17                   NR/NR           1,000,000            1,043,490
---------------------------------------------------------------------------------------------------
Mashantucket, CT Western Pequot Tribe
Special RB, Series A, 6.50%, 9/1/05(2)               Baa3/BBB        2,500,000            2,763,275
---------------------------------------------------------------------------------------------------
Mashantucket, CT Western Pequot Tribe
Special RB, Sub. Lien, Series B, 5.60%, 9/1/09(2)    Baa3/NR           600,000              609,888
                                                                                        -----------
                                                                                          4,416,653





                   8 Oppenheimer Intermediate Municipal Fund

                                                     RATINGS:
                                                     MOODY'S/
                                                     S&P/FITCH       FACE              MARKET VALUE
                                                     (UNAUDITED)     AMOUNT            SEE NOTE 1
---------------------------------------------------------------------------------------------------
FLORIDA--2.9%
FL HFA RRB, MH, Series C, 6%, 8/1/11                 NR/AAA         $1,000,000           $1,059,600
---------------------------------------------------------------------------------------------------
Grand Haven, FL CDD SPAST RB,
Series A, 6.30%, 5/1/02                              NR/NR           2,000,000            2,044,240
                                                                                        -----------
                                                                                          3,103,840

---------------------------------------------------------------------------------------------------
GEORGIA--2.0%
GA MEAU RRB, Project One, Sub. Lien,
Series B, AMBAC Insured, 6%, 1/1/06                  Aaa/AAA/AAA     2,000,000            2,186,000
---------------------------------------------------------------------------------------------------
ILLINOIS--8.2%
Chicago, IL BOE GOB, School Reform Project,
MBIA Insured, 6.25%, 12/1/11                         Aaa/AAA         1,000,000            1,131,190
---------------------------------------------------------------------------------------------------
Cook Cnty., IL Community College District No.
508 Chicago COP, FGIC Insured, 8.75%, 1/1/03         Aaa/AAA         2,250,000            2,691,855
---------------------------------------------------------------------------------------------------
Cook Cnty., IL Community College
District No. 508 Lease COP, Series C,
MBIA Insured, 7.70%, 12/1/07                         Aaa/AAA         1,000,000            1,238,760
---------------------------------------------------------------------------------------------------
IL HFAU RRB, Franciscan Sisters Health Care
Project, Series C, MBIA Insured, 6%, 9/1/09          Aaa/AAA         2,000,000            2,129,280
---------------------------------------------------------------------------------------------------
Southwestern IL DAU Hospital RB,
St. Elizabeth Medical Center, 8%, 6/1/10             NR/A              500,000              540,925
---------------------------------------------------------------------------------------------------
Waukegan, IL GOB, MBIA Insured,
7.50%, 12/30/03                                      A1/NR           1,000,000            1,145,080
                                                                                        -----------
                                                                                          8,877,090

---------------------------------------------------------------------------------------------------
INDIANA--1.2%
IN Bond Bank RB, State Revolving Fund
Program, Series A, 6.875%, 2/1/12                    NR/A            1,135,000            1,274,083
---------------------------------------------------------------------------------------------------
LOUISIANA--1.0%
LA GOB, Series A, AMBAC Insured, 8%, 5/1/99          Aaa/AAA/AAA     1,000,000            1,062,180
---------------------------------------------------------------------------------------------------
MAINE--1.2%
ME Educational LMC Student Loan RRB,
Series A-4, 6.05%, 11/1/04                           Aaa/NR            750,000              785,767
---------------------------------------------------------------------------------------------------
ME SHAU RB, Mtg. Purchase Project,
Series A, 7.50%, 11/15/22                            Aaa/AAA           500,000              529,950
                                                                                        -----------
                                                                                          1,315,717

---------------------------------------------------------------------------------------------------
MARYLAND--0.4%
Howard Cnty., MD COP, Series A, 8.05%, 2/15/21       Aa1/AA+           350,000              481,043





                   9 Oppenheimer Intermediate Municipal Fund

                                                     RATINGS:
                                                     MOODY'S/
                                                     S&P/FITCH       FACE               MARKET VALUE
                                                     (UNAUDITED)     AMOUNT             SEE NOTE 1
----------------------------------------------------------------------------------------------------
MICHIGAN--8.5%
Detroit, MI GORB, Series B,
FGIC Insured, 7%, 4/1/04                             Aaa/AAA        $2,000,000          $ 2,275,560
---------------------------------------------------------------------------------------------------
MI Hospital FAU RRB, Detroit Medical Group,
Series A, AMBAC Insured, 5%, 8/15/05                 Aaa/AAA/AAA     2,180,000            2,232,603
---------------------------------------------------------------------------------------------------
MI Hospital FAU RRB, Greater Detroit
Sinai Hospital, Series 1995, 6%, 1/1/08              Baa2/NR/BBB     2,500,000            2,584,825
---------------------------------------------------------------------------------------------------
MI Strategic Fund SWD RRB, Genesee Power
Station Project, 7.50%, 1/1/21                       NR/NR           2,000,000            2,125,240
                                                                                        -----------
                                                                                          9,218,228

---------------------------------------------------------------------------------------------------
NEBRASKA--1.9%
NE Higher Education Loan Program,
Series A-6, 5.90%, 6/1/03                            A/NR/A          2,000,000            2,082,240
---------------------------------------------------------------------------------------------------
NEW MEXICO--0.5%
NM Hospital Equipment Loan Council RB,
San Juan Regional Medical Center, Inc.
Project, 7.90%, 6/1/11                               A3/NR             500,000              569,285
---------------------------------------------------------------------------------------------------
NEW YORK--15.5%
NYC GOB, Prerefunded, Series F,
8.40%, 11/15/07                                      Aaa/AAA         2,140,000            2,508,765
---------------------------------------------------------------------------------------------------
NYC GOB, Prerefunded, Series H,
7.20%, 2/1/15                                        NR/BBB+/A-      1,200,000            1,352,976
---------------------------------------------------------------------------------------------------
NYC GOB, Unrefunded Balance,
Series F, 8.40%, 11/15/07                            Baa1/BBB+         360,000              412,243
---------------------------------------------------------------------------------------------------
NYC GORB, Series A, AMBAC Insured,
7%, 8/1/07                                           Aaa/AAA         2,000,000            2,349,240
---------------------------------------------------------------------------------------------------
NYC GORB, Series B, AMBAC Insured,
6.20%, 8/15/06                                       Aaa/AAA         1,500,000            1,663,245
---------------------------------------------------------------------------------------------------
NYC IDAU SPF RB, Terminal One
Group Assn. Project, 6%, 1/1/08                      A/A/A-          2,000,000            2,123,980
---------------------------------------------------------------------------------------------------
NYC IDAU SPF RB, Terminal One
Group Assn. Project, 6.10%, 1/1/09                   A/A/A-          2,000,000            2,123,480
---------------------------------------------------------------------------------------------------
NYC Municipal Assistance Corp. RRB,
Series L, 6%, 7/1/04                                 Aa2/AA-/AA      1,000,000            1,090,080
---------------------------------------------------------------------------------------------------
NYS GORB, 7.80%, 11/15/99                            A/A-            1,000,000            1,076,480
---------------------------------------------------------------------------------------------------
NYS HFA RRB, NYC HF, Series A,
6.375%, 11/1/04                                      Baa/BBB+        2,000,000            2,193,520
                                                                                        -----------
                                                                                         16,894,009





                   10 Oppenheimer Intermediate Municipal Fund

                                                     RATINGS:
                                                     MOODY'S/
                                                     S&P/FITCH       FACE               MARKET VALUE
                                                     (UNAUDITED)     AMOUNT             SEE NOTE 1
----------------------------------------------------------------------------------------------------
OHIO--2.5%
Cleveland, OH COP, Stadium Project,
AMBAC Insured, 6%, 11/15/09                          Aaa/AAA        $1,000,000          $ 1,106,800
---------------------------------------------------------------------------------------------------
OH Solid Waste RB, Republic Engineered
Steels, Inc. Project, 9%, 6/1/21                     NR/NR           1,600,000            1,663,600
                                                                                        -----------
                                                                                          2,770,400

---------------------------------------------------------------------------------------------------
OKLAHOMA--1.1%
OK Industrial Authority Health Systems RB,
Baptist Medical Center, Series C,
AMBAC Insured, 7%, 8/15/05                           Aaa/AAA/AAA       955,000            1,096,426
---------------------------------------------------------------------------------------------------
Oklahoma Cnty., OK Home FAU RB,
7.65%, 1/1/23                                        NR/AA-            125,000              132,310
                                                                                        -----------
                                                                                          1,228,736

---------------------------------------------------------------------------------------------------
OREGON--1.5%
OR Emerald Peoples Utilities District RRB,
FGIC Insured, 7.20%, 11/1/04                         Aaa/AAA         1,420,000            1,659,739
---------------------------------------------------------------------------------------------------
PENNSYLVANIA--9.2%
PA EDFAU RR RB, Northampton Generating,
Sr. Lien, Series A, 6.40%, 1/1/09                    NR/NR           2,000,000            2,061,740
---------------------------------------------------------------------------------------------------
PA IDAU ED RB, Escrowed to Maturity,
Series A, 6.80%, 7/1/01                              NR/NR/AAA       3,000,000            3,254,400
---------------------------------------------------------------------------------------------------
Philadelphia, PA Hospitals & HEFAU RRB,
Jeanes Health System Project, 6.20%, 7/1/00          Baa3/BBB        1,360,000            1,412,659
---------------------------------------------------------------------------------------------------
Schuylkill Cnty., PA IDAU RR RRB, Schuylkill
Energy Resources, Inc., 6.50%, 1/1/10                NR/NR           3,265,000            3,321,452
                                                                                        -----------
                                                                                         10,050,251

---------------------------------------------------------------------------------------------------
SOUTH CAROLINA--4.8%
Florence Cnty., SC IDV RB, Stone Container
Project, 7.375%, 2/1/07                              NR/NR           1,890,000            2,021,242
---------------------------------------------------------------------------------------------------
Piedmont, SC MPA Electric RRB,
Escrowed to Maturity, 6.05%, 1/1/04                  Aaa/BBB         2,675,000            2,914,546
---------------------------------------------------------------------------------------------------
Richland Cnty., SC Hospital Facilities RB,
Community Provider Pooled Loan Program,
Escrowed to Maturity, Series A, FSA
Insured, 7.125%, 7/1/17                              Aaa/AAA           250,000              276,040
                                                                                        -----------
                                                                                          5,211,828





                   11 Oppenheimer Intermediate Municipal Fund

                                                     RATINGS:
                                                     MOODY'S/
                                                     S&P/FITCH       FACE               MARKET VALUE
                                                     (UNAUDITED)     AMOUNT             SEE NOTE 1
---------------------------------------------------------------------------------------------------
SOUTH DAKOTA--1.4%
SD Student Loan Finance RB,
Series A, 5.95%, 8/1/01                              NR/A+          $1,500,000          $ 1,555,155
---------------------------------------------------------------------------------------------------
TENNESSEE--4.1%
Chattanooga-Hamilton Cnty., TN HA RB,
Erlanger Medical Center, Prerefunded,
6.85%, 5/25/21                                       Aaa/AAA         3,000,000            3,310,320
---------------------------------------------------------------------------------------------------
Memphis Shelby Cnty., TN Airport Authority
RRB, Series A, MBIA Insured, 6.25%, 2/15/11(3)       Aaa/AAA         1,000,000            1,109,430
                                                                                        -----------
                                                                                          4,419,750

---------------------------------------------------------------------------------------------------
TEXAS--6.7%
Austin, TX ISD GORB, 7%, 8/1/06                      Aaa/AAA         2,000,000            2,357,880
---------------------------------------------------------------------------------------------------
Humble, TX ISD CAP GORB, Zero Coupon,
5.15%, 2/15/08(1)                                    Aaa/AAA         2,370,000            1,424,133
---------------------------------------------------------------------------------------------------
San Antonio, TX Airport System RRB,
AMBAC Insured, 7.125%, 7/1/05                        Aaa/AAA/AAA     1,000,000            1,144,940
---------------------------------------------------------------------------------------------------
Tarrant Cnty., TX HFDC RB, Texas Health
Resources System, Series A, MBIA
Insured, 5.75%, 2/15/11                              Aaa/AAA         2,230,000            2,370,089
                                                                                        -----------
                                                                                          7,297,042

---------------------------------------------------------------------------------------------------
UTAH--1.9%
Davis Cnty., UT Solid Waste Management &
Recovery RRB, Special Service District,
6.125%, 6/15/09                                      Baa2/BBB+       2,000,000            2,078,500
---------------------------------------------------------------------------------------------------
VERMONT--0.9%
VT SAC Educational Loan RB, Series A-3,
FSA Insured, 6.25%, 6/15/03                          Aaa/AAA           900,000              949,707
---------------------------------------------------------------------------------------------------
WEST VIRGINIA--0.8%
WV School Building Authority RB,
Prerefunded, Series A, MBIA Insured,
7.25%, 7/1/15                                        Aaa/AAA           750,000              824,363
---------------------------------------------------------------------------------------------------
DISTRICT OF COLUMBIA--2.0%
DC GORB, Series A, AMBAC Insured,
6.50%, 6/1/06                                        Aaa/AAA/AAA     1,000,000            1,125,360
---------------------------------------------------------------------------------------------------
DC Hospital RRB, Medlantic Healthcare Group,
Series A, MBIA Insured, 6%, 8/15/12                  Aaa/AAA         1,000,000            1,097,360
                                                                                        -----------
                                                                                          2,222,720





                   12 Oppenheimer Intermediate Municipal Fund

                                                     RATINGS:
                                                     MOODY'S/
                                                     S&P/FITCH       FACE               MARKET VALUE
                                                     (UNAUDITED)     AMOUNT             SEE NOTE 1
---------------------------------------------------------------------------------------------------
U.S. POSSESSIONS--3.5%
PR CMWLTH GOB, 6.35%, 7/1/10                         Baa1/A         $1,500,000         $  1,637,145
---------------------------------------------------------------------------------------------------
PR EPAU RB, Series P, 6.75%, 7/1/03                  Baa1/BBB+       2,000,000            2,179,840
                                                                                        -----------
                                                                                          3,816,985
                                                                                        -----------
Total Municipal Bonds and Notes (Cost $111,059,994)                                     115,852,284

                                                     DATE  STRIKE    CONTRACTS
===================================================================================================
CALL OPTIONS PURCHASE--0.1%
---------------------------------------------------------------------------------------------------
U.S. Treasury, 30 yr. Futures, 12/97 Call Opt.       11/97   $118          179               83,906
---------------------------------------------------------------------------------------------------
U.S. Treasury, 30 yr. Futures, 12/97 Call Opt.       11/97   $120           89               15,297
                                                                                        -----------
Total Call Options Purchased (Cost $78,295)                                                  99,203

---------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST $111,138,289)                          106.6%         115,951,487
---------------------------------------------------------------------------------------------------
LIABILITIES IN EXCESS OF OTHER ASSETS                                     (6.6)          (7,210,913)
                                                                          ----          -----------
NET ASSETS                                                               100.0%        $108,740,574
                                                                         =====         ============

To simplify the listing of securities, abbreviations are used per the table below:

BOE      -- Board of Education                          IDAU    -- Industrial Development Authority
CAP      -- Capital Appreciation                        ISD     -- Independent School District
CDD      -- Community Development District              LMC     -- Loan Marketing Corp.
CMWLTH   -- Commonwealth                                MEAU    -- Municipal Electric Authority
COP      -- Certificates of Participation               MH      -- Multifamily Housing
DAU      -- Development Authority                       MPA     -- Municipal Power Agency
ED       -- Economic Development                        NYC     -- New York City
EDFAU    -- Economic Development Finance Authority      NYS     -- New York State
EPAU     -- Electric Power Authority                    RB      -- Revenue Bonds
FAU      -- Finance Authority                           RR      -- Resource Recovery
GOB      -- General Obligation Bonds                    RRB     -- Revenue Refunding Bonds
GORB     -- General Obligation Refunding Bonds          SAC     -- Student Assistance Corp.
HA       -- Hospital Authority                          SCDAU   -- Statewide Communities Development
HEFAU    -- Higher Educational Facilities Authority                Authority
HF       -- Health Facilities                           SHAU    -- State Housing Authority
HFA      -- Housing Finance Agency                      SPAST   -- Special Asset
HFAU     -- Health Facilities Authority                 SPF     -- Special Facilities
HFDC     -- Health Facilities Development Corp.         SWD     -- Solid Waste Disposal
IDV      -- Industrial Development                      USD     -- Unified School District

1. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.

2. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $3,373,163 or 3.10% of the Fund's net assets, at September 30, 1997.

3. When-issued security to be delivered and settled after September 30, 1997.

As of September 30, 1997, securities subject to the alternative minimum tax amounted to $21,087,681 or 19.39% of the Fund's net assets.

See accompanying Notes to Financial Statements.





                  13 Oppenheimer Intermediate Municipal Fund

STATEMENT OF ASSETS AND LIABILITIES September 30, 1997

=================================================================================================
ASSETS
Investments, at value (cost $111,138,289) see accompanying statement                 $115,951,487
-------------------------------------------------------------------------------------------------
Receivables:
Investments sold                                                                        2,185,560
Interest                                                                                1,632,003
Shares of beneficial interest sold                                                        292,136
-------------------------------------------------------------------------------------------------
Other                                                                                      33,317
                                                                                  ---------------
Total assets                                                                          120,094,503

=================================================================================================
LIABILITIES
Bank overdraft                                                                              6,443
-------------------------------------------------------------------------------------------------
Payables and other liabilities:
Investments purchased                                                                  10,526,222
Shares of beneficial interest redeemed                                                    361,845
Dividends                                                                                 281,137
Distribution and service plan fees                                                         65,836
Transfer and shareholder servicing agent fees                                               9,345
Other                                                                                     103,101
                                                                                  ---------------
Total liabilities                                                                      11,353,929

=================================================================================================
NET ASSETS                                                                           $108,740,574
                                                                                  ===============
=================================================================================================
COMPOSITION OF NET ASSETS
Paid-in capital                                                                      $104,053,184
-------------------------------------------------------------------------------------------------
Undistributed net investment income                                                       616,172
-------------------------------------------------------------------------------------------------
Accumulated net realized loss on investment transactions                                 (741,980)
-------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments Note 3                                       4,813,198
                                                                                  ---------------
Net assets                                                                           $108,740,574
                                                                                  ===============





                   14 Oppenheimer Intermediate Municipal Fund

====================================================================================================
NET ASSET VALUE PER SHARE
Class A Shares:
Net asset value and redemption price per share (based on net assets of
$87,110,620 and 5,745,793 shares of beneficial interest outstanding)                          $15.16
Maximum offering price per share (net asset value plus sales charge of
3.50% of offering price)                                                                      $15.71
----------------------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets
of $7,689,555 and 507,362 shares of beneficial interest outstanding)                          $15.16
----------------------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets
of $13,940,399 and 921,116 shares of beneficial interest outstanding)                         $15.13


See accompanying Notes to Financial Statements.





                   15 Oppenheimer Intermediate Municipal Fund

STATEMENT OF OPERATIONS For the Year Ended September 30, 1997

=================================================================================================
INVESTMENT INCOME
Interest                                                                               $6,497,963

=================================================================================================
EXPENSES
Management fees--Note 4                                                                   509,834
-------------------------------------------------------------------------------------------------
Distribution and service plan fees--Note 4:
Class A                                                                                   207,364
Class B                                                                                    47,538
Class C                                                                                   119,537
-------------------------------------------------------------------------------------------------
Shareholder reports                                                                        97,956
-------------------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees--Note 4                                      94,483
-------------------------------------------------------------------------------------------------
Registration and filing fees:
Class A                                                                                    32,933
Class B                                                                                     2,698
Class C                                                                                     4,973
-------------------------------------------------------------------------------------------------
Legal and auditing fees                                                                    25,463
-------------------------------------------------------------------------------------------------
Custodian fees and expenses                                                                14,278
-------------------------------------------------------------------------------------------------
Trustees' fees and expenses                                                                 3,853
-------------------------------------------------------------------------------------------------
Other                                                                                       6,266
                                                                                       ----------
Total expenses                                                                          1,167,176
Less expenses paid indirectly--Note 4                                                     (11,636)
                                                                                       ----------
Net expenses                                                                            1,155,540

=================================================================================================
NET INVESTMENT INCOME                                                                   5,342,423

=================================================================================================
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments                                                                              (160,387)
Closing of futures contracts                                                                8,656
                                                                                       ----------
Net realized loss                                                                        (151,731)
-------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation on investments                    3,309,533
                                                                                       ----------
Net realized and unrealized gain                                                        3,157,802

=================================================================================================
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                   $8,500,225
                                                                                       ==========

See accompanying Notes to Financial Statements.





                   16 Oppenheimer Intermediate Municipal Fund

STATEMENTS OF CHANGES IN NET ASSETS

                                                                   YEAR ENDED SEPTEMBER 30,
                                                               1997                 1996
===============================================================================================
OPERATIONS
Net investment income                                           $  5,342,423        $ 4,872,668
-----------------------------------------------------------------------------------------------
Net realized gain (loss)                                            (151,731)           635,204
-----------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation              3,309,533           (734,901)
                                                                ------------        -----------
Net increase in net assets resulting from operations               8,500,225          4,772,971

===============================================================================================
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income:
Class A                                                           (4,467,924)        (4,349,156)
Class B                                                             (209,401)           (63,816)
Class C                                                             (533,387)          (407,791)

===============================================================================================
BENEFICIAL INTEREST TRANSACTIONS
Net increase in net assets resulting from beneficial
interest transactions--Note 2:
Class A                                                            1,131,907          2,742,813
Class B                                                            4,656,894          2,744,970
Class C                                                            2,643,754          3,306,779

===============================================================================================
NET ASSETS
Total increase                                                    11,722,068          8,746,770
-----------------------------------------------------------------------------------------------
Beginning of period                                               97,018,506         88,271,736
                                                                ------------        -----------
End of period (including undistributed net investment
income of $616,172 and $658,246, respectively)                  $108,740,574        $97,018,506
                                                                ============        ===========

See accompanying Notes to Financial Statements.





                   17 Oppenheimer Intermediate Municipal Fund

FINANCIAL HIGHLIGHTS

                                                    CLASS A
                                                    ----------------------------------------------------------
                                                    YEAR ENDED SEPTEMBER 30,
                                                    1997        1996         1995         1994          1993
==============================================================================================================
PER SHARE OPERATING DATA:
Net asset value, beginning of period                $14.69      $14.69       $14.23       $15.34        $15.09
--------------------------------------------------------------------------------------------------------------
Income (loss) from
investment operations:
Net investment income                                  .80         .79          .79          .72           .77
Net realized and unrealized
gain (loss)                                            .45        (.01)         .42        (1.00)          .70
                                                    ------      ------       ------     --------       -------
Total income (loss) from
investment operations                                 1.25         .78         1.21         (.28)         1.47

--------------------------------------------------------------------------------------------------------------
Dividends and distributions
to shareholders:
Dividends from net
investment income                                     (.78)       (.78)        (.75)        (.76)         (.75)
Distributions from net realized gain                    --          --           --           --          (.47)
Distributions in excess of net
realized gain                                           --          --           --         (.07)           --
                                                    ------      ------       ------     --------       -------
Total dividends and distributions
to shareholders                                       (.78)       (.78)        (.75)        (.83)        (1.22)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $15.16      $14.69       $14.69       $14.23        $15.34
                                                    ======      ======       ======     ========       =======

==============================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(4)                   8.72%       5.41%        8.78%       (1.92)%       10.31%

==============================================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
(in thousands)                                     $87,111     $83,253      $80,535      $83,456       $70,136
--------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                  $85,590     $82,217      $79,681      $79,076       $48,915
--------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                                 5.35%       5.35%        5.55%        5.05%         5.08%
Expenses(7)                                           1.02%       1.02%        0.98%        1.00%         1.07%(6)
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(8)                            31.1%         53%          55%          51%           21%

1. For the period from December 1, 1993 (inception of offering) to September 30, 1994.

2. For the period from September 11, 1995 (inception of offering) to September 30, 1995.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

5. Annualized.





                   18 Oppenheimer Intermediate Municipal Fund

CLASS B                              CLASS C
----------------------------------   -----------------------------------------
YEAR ENDED SEPTEMBER 30,             YEAR ENDED SEPTEMBER 30,
1997(3)       1996        1995(2)    1997         1996      1995        1994(1)
===============================================================================

 $14.69       $14.69      $14.71      $14.67       $14.67   $14.18     $15.14
-------------------------------------------------------------------------------


    .67          .66         .06         .66          .68      .69        .46

    .46           --        (.02)        .47         (.01)     .43       (.83)
 ------      -------      ------      ------     --------    -----      -----

   1.13          .66         .04        1.13          .67     1.12       (.37)

-------------------------------------------------------------------------------



   (.66)        (.66)       (.06)       (.67)        (.67)    (.63)      (.52)
     --           --          --          --           --       --         --

     --           --          --          --           --       --       (.07)
 ------      -------      ------      ------     --------    -----      -----

   (.66)        (.66)       (.06)       (.67)        (.67)    (.63)      (.59)
-------------------------------------------------------------------------------
 $15.16       $14.69      $14.69      $15.13       $14.67   $14.67     $14.18
 ======      =======      ======      ======     ========   ======     ======

===============================================================================
   7.88%        4.56%       0.83%       7.85%        4.63%    8.13%     (2.54)%

===============================================================================


 $7,690       $2,858        $119     $13,940      $10,908   $7,618     $8,511
-------------------------------------------------------------------------------
 $4,763       $1,440        $ 37     $11,970      $ 9,015   $7,437     $4,686
-------------------------------------------------------------------------------

   4.54%        4.51%       3.87%(5)    4.57%        4.56%    4.64%      3.77%(5)
   1.79%        1.81%       1.54%(5)    1.77%        1.78%    1.88%      2.24%(5)
-------------------------------------------------------------------------------
   31.1%          53%         55%       31.1%          53%      55%        51%


6. The expense ratio was 1.05% net of the voluntary assumption by the Manager.

7. Beginning in fiscal 1995, the expense ratio reflects the effect of expenses paid indirectly by the Fund. Prior year expense ratios have not been adjusted.

8. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended September 30, 1997 were $48,749,221 and $31,937,283, respectively.

See accompanying Notes to Financial Statements.


                   19 Oppenheimer Intermediate Municipal Fund

NOTES TO FINANCIAL STATEMENTS

==============================================================================
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer Intermediate Municipal Fund (the Fund) is a separate series of Oppenheimer Municipal Fund, a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek maximum current income exempt from federal income tax for individual investors that is consistent with the preservation of capital by investing primarily in intermediate term municipal bonds. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares may be subject to a contingent deferred sales charge. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan, expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

------------------------------------------------------------------------------
INVESTMENT VALUATION. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term non-money market debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term money market type debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount. Options are valued based upon the last sale price on the principal exchange on which the option is traded or, in the absence of any transactions that day, the value is based upon the last sale price on the prior trading date if it is within the spread between the closing bid and asked prices. If the last sale price is outside the spread, the closing bid is used.

------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, AND GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.





                   20 Oppenheimer Intermediate Municipal Fund

==============================================================================
FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required. At September 30, 1997, the Fund had available for federal income tax purposes an unused capital loss carryover of approximately $742,000, expiring in 2003 and 2004.

------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS. The Fund intends to declare dividends separately for Class A, Class B and Class C shares from net investment income each day the New York Stock Exchange is open for business and pay such dividends monthly. Distributions from net realized gains on investments, if any, will be declared at least once each year.

------------------------------------------------------------------------------
CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of premium amortization on long-term bonds for tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

            The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the period ended September 30, 1997, amounts have been reclassified to reflect a decrease in undistributed net investment income of $173,785, a decrease in accumulated net realized loss on investments of $547,316, and a decrease in paid-in capital of $373,531.

------------------------------------------------------------------------------
OTHER. Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Original issue discount on securities purchased is amortized over the life of the respective securities using the effective yield method, in accordance with federal income tax requirements. For bonds acquired after April 30, 1993, on disposition or maturity, taxable ordinary income is recognized to the extent of the lesser of gain or market discount that would have accrued over the holding period. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

            The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

                   21 Oppenheimer Intermediate Municipal Fund

==============================================================================
2. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                   YEAR ENDED SEPTEMBER 30, 1997           YEAR ENDED SEPTEMBER 30, 1996
                                   --------------------------------        -----------------------------------
                                   SHARES              AMOUNT              SHARES                 AMOUNT
--------------------------------------------------------------------------------------------------------------
Class A:
Sold                                1,232,638          $ 18,373,341         974,292               $ 14,353,015
Dividends and
distributions reinvested              202,901             3,016,871         203,597                  2,998,589
Redeemed                           (1,357,416)          (20,258,305)       (993,272)               (14,608,791)
                                   ----------          ------------        --------               ------------
Net increase                           78,123          $  1,131,907         184,617               $  2,742,813
                                   ==========          ============        ========               ============

--------------------------------------------------------------------------------------------------------------
Class B:
Sold                                  337,796         $   5,030,661         193,861               $  2,852,627
Dividends and
distributions reinvested                8,821               131,375           2,577                     37,785
Redeemed                              (33,826)             (505,142)         (9,964)                  (145,442)
                                   ----------          ------------        --------               ------------
Net increase                          312,791          $  4,656,894         186,474               $  2,744,970
                                   ==========          ============        ========               ============

--------------------------------------------------------------------------------------------------------------
Class C:
Sold                                  397,151          $  5,901,848         380,233               $  5,600,605
Dividends and
distributions reinvested               27,933               414,837          20,909                    307,116
Redeemed                             (247,738)           (3,672,931)       (176,779)                (2,600,942)
                                   ----------          ------------        --------               ------------
Net increase                          177,346          $  2,643,754         224,363               $  3,306,779
                                   ==========          ============        ========               ============

==============================================================================
3. UNREALIZED GAINS AND LOSSES ON INVESTMENTS

At September 30, 1997, net unrealized appreciation on investments of $4,813,198 was composed of gross appreciation of $5,225,559, and gross depreciation of $412,361.

==============================================================================
4. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.50% on the first $100 million of average annual net assets, 0.45% on the next $150 million, 0.425% on the next $250 million and 0.40% on net assets in excess of $500 million.

            The Manager acts as the accounting agent for the Fund at an annual fee of $12,000, plus out-of-pocket costs and expenses reasonably incurred.

            For the year ended September 30, 1997, commissions (sales charges paid by investors) on sales of Class A shares totaled $173,050, of which $75,561 was retained by OppenheimerFunds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class B and Class C shares totaled $133,554 and $57,363, respectively, of which $6,814 was paid to an affiliated broker/dealer for Class B shares.





                   22 Oppenheimer Intermediate Municipal Fund

==============================================================================
During the year ended September 30, 1997, OFDI received contingent deferred sales charges of $13,462 and $8,862, respectively, upon redemption of Class B and Class C shares, as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.

           OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund and for other registered investment companies. OFS's total costs of providing such services are allocated ratably to these companies.

            Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.

            The Fund has adopted a Service Plan for Class A shares to reimburse OFDI for a portion of its costs incurred in connection with the personal service and maintenance of shareholder accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate that may not exceed 0.25% of the average annual net assets of Class A shares of the Fund. OFDI uses the service fee to reimburse brokers, dealers, banks and other financial institutions quarterly for providing personal service and maintaining accounts of their customers that hold Class A shares. During the year ended September 30, 1997, OFDI paid $26,107 to an affiliated broker/dealer as reimbursement for Class A personal service and maintenance expenses.

            The Fund has adopted Distribution and Service Plans for Class B and Class C shares to compensate OFDI for its services and costs in distributing Class B and Class C shares and servicing accounts. Under the Plans, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class B shares and Class C shares, as compensation for sales commissions paid from its own resources at the time of sale and associated financing costs. OFDI also receives a service fee of 0.25% per year as compensation for costs incurred in connection with the personal service and maintenance of accounts that hold shares of the Fund, including amounts paid to brokers, dealers, banks and other financial institutions. Both fees are computed on the average annual net assets of Class B and Class C shares, determined as of the close of each regular business day. During the year ended September 30, 1997, OFDI paid $4,191 to an affiliated broker/dealer as compensation for Class C personal service and maintenance expenses and retained $43,231 and $52,002, respectively, as compensation for Class B and Class C sales commissions and service fee advances, as well as financing costs. If either Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for distributing shares before the Plan was terminated. At September 30, 1997, OFDI had incurred unreimbursed expenses of $167,478 for Class B and $186,693 for Class C.





                   23 Oppenheimer Intermediate Municipal Fund

==============================================================================
5. FUTURES CONTRACTS

The Fund may buy and sell interest rate futures contracts in order to gain exposure to or protect against changes in interest rates. The Fund may also buy or write put or call options on these futures contracts.

            The Fund generally sells futures contracts to hedge against increases in interest rates and the resulting negative effect on the value of fixed rate portfolio securities. The Fund may also purchase futures contracts to gain exposure to changes in interest rates as it may be more efficient or cost effective than actually buying fixed income securities.

            Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

            Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

==============================================================================
6. BANK BORROWINGS

The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other OppenheimerFunds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.35%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.0575% per annum.

            The Fund had no borrowings outstanding during the year ended September 30, 1997.





                   24 Oppenheimer Intermediate Municipal Fund

INDEPENDENT AUDITORS' REPORT

==============================================================================
The Board of Trustees and Shareholders of
Oppenheimer Intermediate Municipal Fund:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Oppenheimer Intermediate Municipal Fund as of September 30, 1997, the related statement of operations for the year then ended, the statements of changes in net assets for the years ended September 30, 1997 and 1996, and the financial highlights for the period October 1, 1992 to September 30, 1997. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

            We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at September 30, 1997 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

            In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Oppenheimer Intermediate Municipal Fund at September 30, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP

Denver, Colorado
October 21, 1997





                   25 Oppenheimer Intermediate Municipal Fund

FEDERAL INCOME TAX INFORMATION (Unaudited)

==============================================================================
In early 1998, shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 1997. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

            None of the dividends paid by the Fund during the fiscal year ended September 30, 1997 are eligible for the corporate dividend-received deduction. The dividends were derived from interest on municipal bonds and are not subject to federal income tax. To the extent a shareholder is subject to any state or local tax laws, some or all of the dividends received may be taxable.

            The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.





                   26 Oppenheimer Intermediate Municipal Fund

OPPENHEIMER INTERMEDIATE MUNICIPAL FUND
A Series of Oppenheimer Municipal Fund


==============================================================================
OFFICERS AND TRUSTEES     James C. Swain, Chairman and Chief Executive Officer
                          Bridget A. Macaskill, Trustee and President
                          Robert G. Avis, Trustee
                          William A. Baker, Trustee
                          Charles Conrad, Jr., Trustee
                          Jon S. Fossel, Trustee
                          Sam Freedman, Trustee
                          Raymond J. Kalinowski, Trustee
                          C. Howard Kast, Trustee
                          Robert M. Kirchner, Trustee
                          Ned M. Steel, Trustee
                          George C. Bowen, Vice President, Treasurer and
                              Assistant Secretary
                          Andrew J. Donohue, Vice President and Secretary
                          Caryn R. Halbrecht, Vice President
                          Robert J. Bishop, Assistant Treasurer
                          Scott T. Farrar, Assistant Treasurer
                          Robert G. Zack, Assistant Secretary

==============================================================================
INVESTMENT ADVISOR        OppenheimerFunds, Inc.

==============================================================================
DISTRIBUTOR               OppenheimerFunds Distributor, Inc.

==============================================================================
TRANSFER AND SHAREHOLDER  OppenheimerFunds Services
SERVICING AGENT

==============================================================================
CUSTODIAN OF              Citibank, N.A.
PORTFOLIO SECURITIES

==============================================================================
INDEPENDENT AUDITORS      Deloitte & Touche LLP

==============================================================================
LEGAL COUNSEL             Myer, Swanson, Adams and Wolf, P.C.

                          This is a copy of a report to shareholders of Oppenheimer Intermediate Municipal Fund. This report must be preceded or accompanied by a Prospectus of Oppenheimer Intermediate Municipal Fund. For material information concerning the Fund, see the Prospectus.

                          Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, and are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.





                   27 Oppenheimer Intermediate Municipal Fund

INTERNET
24-hr access to account information

WWW.OPPENHEIMERFUNDS.COM

GENERAL INFORMATION
Mon-Fri 8:30am-9pm ET
Sat 10am-4pm ET

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PHONELINK
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INFORMATION AND SERVICES

------------------------------------------------------------------------------
As an Oppenheimer fund shareholder, you have some special privileges. Whether it's automatic investment plans, informative newsletters and hotlines, or ready account access, you can benefit from services designed to make investing simple.

   And when you need help, our Customer Service Representatives are only a toll-free phone call away. They can provide information about your account and handle administrative requests. You can reach them at our General Information number.

   When you want to make a transaction, you can do it easily by calling our toll-free Telephone Transactions number. And, by enrolling in AccountLink, a convenient service that "links" your Oppenheimer funds accounts and your bank checking or savings account, you can use the Telephone Transactions number to make investments.

   For added convenience, you can get automated information with OppenheimerFunds PhoneLink service, available 24 hours a day, 7 days a week. PhoneLink gives you access to a variety of fund, account, and market information. Of course, you can always speak with a Customer Service Representative during the General Information hours shown at the left.

   You can count on us whenever you need assistance. That's why the International Customer Service Association, an independent, nonprofit organization made up of over 3,200 customer service management professionals from around the country, honored the Oppenheimer funds' transfer agent, OppenheimerFunds Services, with their Award of Excellence in 1993.

   So call us today, or visit us at our website at www.oppenheimerfunds.com--we're here to help.

[OPPENHEIMERFUNDS LOGO]

RA0860.001.0997  November 28, 1997